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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) . . . . . . February 22, 1996


                               GIANT GROUP, LTD.
                               -----------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                              1-4323                      23-0622690
----------------------------         ------------------------       ----------------------
(State or other jurisdiction         (Commission File Number)       (I.R.S. Employer
of incorporation)                                                   Identification Number)



                         150 El Camino Drive, Suite 303
                        Beverly Hills, California 90212
                        -------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code . . . . . . . (310) 273-5678



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

      On February 22, 1996 GIANT GROUP, LTD. (the "Company") issued the press release attached hereto as Exhibit 1 and which is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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
      Exhibit No.           Description of Exhibit                     Page
      -----------           ----------------------                     ----
        1                   Press Release dated February
                            22, 1996 issued by the Company

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 27, 1996              GIANT GROUP, LTD., a Delaware
                                       corporation


                                       by:   CATHY WOOD
                                          -------------------------------------
                                             Cathy Wood
                                             Vice President and Chief Financial
                                             Officer